Pyxis Funds II	Summary Prospectus February 1, 2012

Pyxis Short-Term Government Fund

Class A  HSJAX    Class B  HSJBX    Class C  HSJCX    Class R  HSJRX    Class Y  HSJYX

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund online at www.pyxisais.com/Funds---Performance. You can also get this information at no cost by calling 1-877-665-1287 or by sending an e-mail request to info@pyxiscap.com. The Fund’s Statutory Prospectus and Statement of Additional Information, both dated February 1, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

High level of income consistent with prudent investment management and the preservation of capital.

Fees and Expenses of the Fund

The following table describes the fees that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Pyxis Funds II alternative funds, equity funds and/or asset allocation funds, or at least $100,000 in the Fund or in other Pyxis Funds II fixed income funds. More information about these and other discounts is available from your financial professional and in “Reduced Sales Charges for Class A Shares” section on page 108 of the Fund’s statutory Prospectus and “Programs for Reducing or Eliminating Sales Charges” section on page 66 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed On Purchases (as a % of purchase price)	2.50%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the net asset value at the time of purchase or redemption, whichever is lower)	None	3.00%	1.00%[1]	None	None
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	None	None	None	None	None
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R	Class Y
Management Fees	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	0.85%	1.00%	0.50%	None
Other Expenses[2]	0.38%	0.38%	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses	0.93%	1.53%	1.68%	1.18%	0.68%
1	Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for redemption of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

2	“Other Expenses” include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. “Acquired Fund” means any investment company in which the Fund invests or has invested during the period.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$343	$539	$752	$1,364
Class B: if you did not sell your shares	$156	$483	$834	$1,514
if you sold all your shares at the end of the period	$456	$683	$834	$1,514
Class C: if you did not sell your shares	$171	$530	$913	$1,987
if you sold all your shares at the end of the period	$271	$530	$913	$1,987
Class R	$120	$375	$649	$1,432
Class Y	$69	$218	$379	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 250% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in U.S. Government securities.

Pyxis Capital, L.P. (“Pyxis”) the Fund’s investment adviser, has allocated all the assets of the Fund to be managed/advised by GE Asset Management Incorporated (“GEAM”), the Fund’s sub-adviser. The Fund’s investments may also include mortgage-backed securities and repurchase agreements secured by U.S. Government securities. The Fund normally has a weighted average maturity of not more than three years.

U.S. Government securities are securities that are issued or guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (Ginnie Mae). Other U.S. Government securities are backed by the issuer’s right to borrow from the U.S. Treasury, such as Federal National Mortgage Association (Fannie Mae) securities, while some are backed only by the credit of the issuing organization, such as obligations of the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund invests in securities issued or secured by:

•	the U.S. Treasury

•	Government National Mortgage Association (Ginnie Mae)

•	Federal National Mortgage Association (Fannie Mae)

•	Federal Home Loan Mortgage Corporation (Freddie Mac)

•	other U.S. Government agencies and instrumentalities

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The Fund also may invest to a lesser extent in a variety of debt securities, including corporate bonds, privately issued mortgage-backed securities, asset-backed securities and foreign securities. The portfolio managers may also invest in various types of derivatives to manage interest rate exposure (also known as duration).

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Securities Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously, although equity securities generally have greater price volatility than fixed income securities. Negative conditions and price declines may occur unexpectedly and dramatically. In addition, the Fund could be forced to sell portfolio securities at an inopportune time in order to meet unusually large or frequent redemption requests in times of overall market turmoil or declining prices for the securities.

Government Securities Risk is the risk associated with U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Interest Rate Risk is the risk that fixed income securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Credit Risk is the risk that the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

Prepayment Risk is the risk that during periods of falling interest rates, issuers of debt securities may repay higher rate securities before their maturity dates. This may cause the Fund to lose potential price appreciation and to be forced to reinvest the unanticipated proceeds at lower interest rates.

Mortgaged-Backed Securities Risk is the risk of investing in mortgaged-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the mortgage loans underlying these securities.

Foreign Investment Risk is the risk that investing in securities of foreign (non-U.S.) issuers may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or

Pyxis Funds II Summary Prospectus

February 1, 2012

confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid.

Currency Risk is the risk that the dollar value of foreign investments will change in response to changes in currency exchange rates. If a foreign currency weakens against the U.S. dollar, the U.S. dollar value of an investment denominated in that currency would also decline.

Asset-Backed Securities Risk is the risk of investing in asset-backed securities, and includes interest rate risk, prepayment risk and the risk that the Fund could lose money if there are defaults on the loans underlying these securities.

Derivatives Risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to credit risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. For example, the methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology.

It is possible to lose money on an investment in the Fund, and this risk of loss may be heightened if you hold shares of the Fund for a shorter period. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Performance

The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for each full calendar year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. The Fund’s performance reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The returns of Class B, Class C, Class R and Class Y Shares would have substantially similar returns as Class A because the classes are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes have different expenses. Updated performance information is available by visiting www.pyxisais.com/Funds---Performance or by calling 1-877-665-1287.

Calendar Year Total Returns

The bar chart shows the performance of the Fund’s Class A shares as of December 31.

The highest calendar quarter total return for Class A Shares of the Fund was 2.53% for the quarter ended September 30, 2002 and the lowest calendar quarter total return was -1.13% for the quarter ended June 30, 2004. The Fund’s year-to-date total return for Class A Shares through December 31, 2011 was 0.77%.

Average Annual Total Returns

(For the periods ended December 31, 2011)

	1 Year	5 Years	10 Years	Since Inception (2/28/94 for Index)
Class A (inception 3/2/94)
Return Before Taxes	-1.75%	2.56%	2.71%	4.04%
Return After Taxes on Distributions	-2.34%	1.71%	1.54%	2.38%
Return After Taxes on Distributions and Redemptions	-1.14%	1.69%	1.61%	2.42%
Return Before Taxes
Class B (inception 3/2/94)	-2.76%	2.49%	2.60%	3.98%
Class C (inception 9/30/99)	-1.02%	2.33%	2.19%	2.91%
Class R (inception 1/29/08)	0.91%	N/A	N/A	2.15%
Class Y (inception 3/2/94)	1.01%	3.35%	3.22%	4.43%
Barclays Capital 1-3 Year Government Bond Index (reflects no deduction for fees, expenses or taxes)	1.56%	3.80%	3.38%	4.66%

After-tax returns in the table above are shown for Class A Shares only and after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases, average annual return after taxes on distributions and redemptions is higher than the average annual return before taxes and the average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management

Pyxis Capital, L.P. serves as the investment adviser to the Fund and GE Asset Management Incorporated serves as sub-adviser to the Fund. The primary individual portfolio managers for the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Sub-Adviser
Paul M. Colonna	7 years	President and Chief Investment Officer — Fixed Income
William M. Healey	16 years	Senior Vice President
Mark H. Johnson	4 years	Senior Vice President
James Palmieri	5 years	Vice President

Purchase and Sale of Fund Shares

Purchase minimum (Class A and Class C Shares) (reduced for certain accounts)
	By mail	By wire	Automatic
Initial Investment	$500	$1,000	$25
Subsequent Investments	$100	$1,000	$25
There is no program asset size or minimum investment requirements for initial and subsequent purchases of shares by eligible omnibus account investors. Class B Shares are closed to new investments.

Purchase minimum (for Class R and Class Y shares) (eligible investors only)
	Class R	Class Y
Initial Investment	None	$1 million*
Subsequent Investments	None	None

*   The $1 million minimum initial investment requirement only applies to eligible institutional investors purchasing shares for their own account directly from the Fund.

Class R and Class Y Shares are available to investors who invest through programs or platforms maintained by an authorized financial intermediary. There is no minimum investment for purchases of shares by such eligible investors.

Individual investors that invest directly with the Fund are not eligible to invest in Class R or Class Y Shares.

You may purchase shares of the Fund by mail, bank wire, electronic funds transfer or by telephone after you have opened an account with the Fund. You may obtain an account application from your financial intermediary, from the Fund by calling 1-877-665-1287 or from the Fund’s website at www.pyxisais.com/Tools/Forms.

In general, you may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Through your Financial Intermediary

•	By writing to Pyxis Funds II — Pyxis Short-Term Government Fund, P.O. Box 9840, Providence, RI 02940, or

•	By calling BNY Mellon Investment Servicing at 1-877-665-1287

Financial intermediaries may independently charge fees for shareholder transactions or for advisory services. Please see their materials for details.

Tax Information

The Fund intends to make distributions that generally will be taxable to you as ordinary income or capital gains, unless you are a tax-exempt investor or otherwise investing in the Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you are investing in the Fund through a tax-advantaged arrangement, you may be taxed later upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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